SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2003

                          INTERNET PICTURES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                000-26363                  52-2213841
           --------                ---------                  ----------
      (State or other             (Commission                (IRS Employer
jurisdiction of incorporation)    File Number)           Identification Number)


3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA                          94583
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:             (925) 242-4002
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                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 7:           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (c)  Exhibits

Exhibit
Number                              Description
-------                      --------------------------
99.1                       Press Release dated November 6, 2003


ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

On November 6, 2003, Internet Pictures Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET PICTURES CORPORATION

Dated:  November 6, 2003
                                           /s/ Paul Farmer
                                    --------------------------------
                                    Paul Farmer
                                    Chief Financial Officer

                                  Exhibit Index


Exhibit
Number                                 Description
--------                          ----------------------
99.1                        Press Release dated November 6, 2003